EXHIBIT 99.1
                                 ------------

                 Computational Materials prepared by Deutsche.


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                             RAST03A6_FINAL -- A2

Deutshe Bank Securities Inc.

Balance              $75,000,000.00     Delay             24              WAC                    6.111865804
Coupon               4.7500             Dated             05/01/2003      NET                    5.795728
Settle               05/29/2003         First Payment     06/25/2003      WAM                    359


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         Price            50 PPC        75 PPC         100 PPC         125 PPC         150 PPC           175 PPC         200 PPC
-----------------------------------------------------------------------------------------------------------------------------------
                             Yield           Yield          Yield          Yield           Yield             Yield          Yield
-----------------------------------------------------------------------------------------------------------------------------------
             101-14          4.433           4.299          4.153          4.010           3.872             3.736          3.600
             101-18          4.407           4.264          4.108          3.955           3.807             3.662          3.516
             101-22          4.382           4.229          4.063          3.900           3.742             3.587          3.432
             101-26          4.356           4.194          4.018          3.845           3.678             3.513          3.348
             101-30          4.331           4.160          3.973          3.790           3.613             3.439          3.265
             102-02          4.305           4.125          3.928          3.735           3.549             3.366          3.182
             102-06          4.280           4.090          3.883          3.681           3.485             3.292          3.099
             102-10          4.255           4.056          3.839          3.626           3.420             3.218          3.016
             102-14          4.230           4.022          3.794          3.572           3.356             3.145          2.933
             102-18          4.205           3.987          3.750          3.517           3.293             3.072          2.850
             102-22          4.180           3.953          3.705          3.463           3.229             2.999          2.768
             102-26          4.154           3.919          3.661          3.409           3.165             2.926          2.686
             102-30          4.130           3.885          3.617          3.355           3.102             2.853          2.604
             103-02          4.105           3.851          3.573          3.301           3.039             2.781          2.522
             103-06          4.080           3.817          3.529          3.247           2.975             2.708          2.440
             103-10          4.055           3.783          3.485          3.194           2.912             2.636          2.358
             103-14          4.030           3.749          3.441          3.140           2.849             2.564          2.277

                WAL           5.96            4.09           3.04           2.43           2.04              1.76            1.55
           Mod Durn          4.836           3.537          2.733          2.237           1.903             1.659           1.471
   Principal Window  Jun03 - Jun21   Jun03 - Sep16  Jun03 - May12  Jun03 - Oct09   Jun03 - Jun08     Jun03 - Sep07   Jun03 - Feb07

          LIBOR_1MO         1.3100          1.3100         1.3100         1.3100          1.3100            1.3100          1.3100
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This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be m ore fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s)
no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions wit h respect to value. Prior to making any investment decision, a prospective investor shall receive and full y review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER
TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. This information is furnished to you solely by Deutsche Bank Securities Inc., and not by the Issuer or any of its affiliates. Deutsche Bank Securities Inc. is acting as underwriter and not acting as agent for the Issuer or its affiliates in connection with the proposed transaction.



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

                                                       RAST03A6_FINAL -- A2

Deutshe Bank Securities Inc.

Balance                $75,000,000.00         Delay                  24                     WAC                    6.111865804
Coupon                 4.7500                 Dated                  05/01/2003             NET                    5.795728
Settle                 05/29/2003             First Payment          06/25/2003             WAM                    359


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        Price                8 CPR            10 CPR           15 CPR            20 CPR           25 CPR            30 CPR
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                                  Yield             Yield            Yield             Yield            Yield             Yield
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
                101-14            4.470             4.416            4.262             4.086            3.905             3.720
                101-18            4.447             4.389            4.224             4.036            3.843             3.644
                101-22            4.424             4.363            4.187             3.986            3.780             3.569
                101-26            4.401             4.336            4.150             3.936            3.718             3.494
                101-30            4.379             4.310            4.112             3.887            3.656             3.419
                102-02            4.356             4.283            4.075             3.838            3.594             3.344
                102-06            4.333             4.257            4.038             3.788            3.532             3.269
                102-10            4.311             4.230            4.001             3.739            3.471             3.195
                102-14            4.288             4.204            3.964             3.690            3.409             3.121
                102-18            4.266             4.178            3.927             3.641            3.348             3.047
                102-22            4.243             4.152            3.891             3.592            3.286             2.973
                102-26            4.221             4.126            3.854             3.543            3.225             2.899
                102-30            4.198             4.099            3.817             3.495            3.164             2.825
                103-02            4.176             4.073            3.781             3.446            3.103             2.752
                103-06            4.154             4.048            3.744             3.398            3.043             2.679
                103-10            4.131             4.022            3.708             3.349            2.982             2.606
                103-14            4.109             3.996            3.672             3.301            2.922             2.533

                   WAL             6.87              5.69             3.79              2.74             2.13              1.74
              Mod Durn            5.393             4.631            3.297             2.480            1.978             1.639
      Principal Window    June03- Jun23     Jun03 - Mar21    Jun03 - Apr16     Jun03 - Oct11    Jun03 - May09     Jun03 - Feb08

             LIBOR_1MO                             1.3100           1.3100            1.3100           1.3100            1.3100
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

-------------------------------------------------------------------------------
           Price                   35 CPR            40 CPR            50 CPR
-------------------------------------------------------------------------------
                                      Yield             Yield             Yield
-------------------------------------------------------------------------------
                101-14                3.524             3.314             2.841
                101-18                3.435             3.210             2.705
                101-22                3.346             3.106             2.568
                101-26                3.257             3.003             2.432
                101-30                3.168             2.900             2.297
                102-02                3.080             2.797             2.161
                102-06                2.992             2.694             2.026
                102-10                2.904             2.592             1.892
                102-14                2.816             2.490             1.757
                102-18                2.729             2.388             1.623
                102-22                2.642             2.287             1.490
                102-26                2.554             2.185             1.356
                102-30                2.468             2.084             1.223
                103-02                2.381             1.983             1.091
                103-06                2.294             1.883             0.959
                103-10                2.208             1.782             0.827
                103-14                2.122             1.682             0.695

                   WAL                 1.46              1.24              0.93
              Mod Durn                1.388             1.192             0.906
      Principal Window        Jun03 - May07     Jun03 - Oct06     Jun03 - Nov05

             LIBOR_1MO               1.3100            1.3100            1.3100
-------------------------------------------------------------------------------




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be m ore fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s)
no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions wit h respect to value. Prior to making any investment decision, a prospective investor shall receive and full y review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER
TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. This information is furnished to you solely by Deutsche Bank Securities Inc., and not by the Issuer or any of its affiliates. Deutsche Bank Securities Inc. is acting as underwriter and not acting as agent for the Issuer or its affiliates in connection with the proposed transaction.

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